Exhibit 99.2

EXECUTION COPY

STOCKHOLDERS AGREEMENT

STOCKHOLDERS AGREEMENT, dated as of August 4, 2006 (this “Agreement”), among Arrow Capital US Inc., a Delaware corporation (“Arrow”), and each of Greenhill Capital Partners, L.P., Greenhill Capital Partners (Cayman), L.P., Greenhill Capital Partners (Executive), L.P. and Greenhill Capital, L.P. (collectively, the “Greenhill Stockholders”), Brazos Equity Fund 2000, L.P. (“Brazos”) and Banc of America Capital Investors SBIC, L.P. (“BACI”, and together with Brazos and the Greenhill Stockholders, the “Stockholders”).

R E C I T A L S

WHEREAS, concurrently herewith, Arrow, Arrow Subsidiary Corporation, a Delaware corporation (“Merger Sub”), Delek Group Ltd., a corporation organized under the laws of Israel, and Republic Companies Group, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which Merger Sub will merge (the “Merger”) with and into the Company (capitalized terms used herein and not defined herein having the meanings assigned to such terms in the Merger Agreement);

WHEREAS, as of the date hereof, each of the Stockholders owns beneficially or of record or has the power to vote, or direct the vote of, the number of shares of Common Stock set forth opposite such Stockholder’s name on the signature pages hereto (all such Common Stock and any Common Stock of which beneficial ownership, ownership of record or the power to vote is hereafter acquired by the Stockholders prior to the termination of this Agreement being referred to herein as the “Shares”), it being understood, however, that 1,270,745 shares of Common Stock beneficially owned by BACI (the “Voting Trust Shares”) have been deposited into, and are subject to the terms and conditions of, a voting trust established pursuant to a Voting Trust Agreement dated as of August 8, 2005 (the “Voting Trust Agreement”) by and among BACI, Wells Fargo Bank, N.A., as voting trustee (the “Voting Trustee”), and the Company, a copy of which has been furnished to Arrow and Merger Sub; and

WHEREAS, as a condition of and inducement to Arrow’s execution of the Merger Agreement, each Stockholder has agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES

Section 1.1. Transfer of Shares. During the period commencing on the date hereof and terminating on the Termination Date (as defined herein), each Stockholder agrees that it shall not directly or indirectly, (a) sell, assign, pledge, encumber, transfer, lend or otherwise voluntarily dispose of (including by gift) any or all of its Shares or any interest in such Shares, except pursuant to the Merger Agreement, (b) deposit any of its Shares or any interest in such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or grant any proxy with respect thereto (other than as contemplated hereunder), or (c) enter into any contract, commitment, option or other arrangement or undertaking (other than the Merger Agreement) with respect to the direct or indirect acquisition or sale, assignment, pledge, encumbrance, transfer or other disposition of any Shares (it being acknowledged and understood, however, that, with respect to BACI and all matters specified in this Section 1.1, the Voting Trust Shares are and will remain subject to the Voting Trust Agreement).

Section 1.2. Merger Vote. During the period commencing on the date hereof and terminating on the Termination Date, and subject to the Proxy (as defined herein) granted to Arrow as contemplated by Section 1.3 hereof and the right of Arrow to vote the Shares pursuant thereto, each Stockholder (solely in such Stockholder’s capacity as a stockholder of the Company and without limiting any action that any employee, officer or partner of such Stockholder might take as an officer of the Company, including at the direction of the Board of Directors of the Company, or as a director of the Company or as a member of any committee of the Board of Directors of the Company, including voting on any matter) agrees to vote, or cause to be voted, all of the Shares that such Stockholder has the power to vote at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company, in each case to the extent that such matter is presented for stockholder approval: (a) in favor of the Merger and the adoption of the Merger Agreement by the Company and in favor of the other transactions contemplated by the Merger Agreement, (b) against any Acquisition Proposal submitted for approval to the stockholders of the Company or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company’s or Arrow’s obligations under the Merger Agreement not being fulfilled and (c) in favor of any other matter relating to and necessary for the consummation of the transactions contemplated by the Merger Agreement; provided, that BACI shall have no obligations under this Section 1.2 with respect to the Voting Trust Shares.

Section 1.3. Grant of Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Arrow a proxy with respect to its Shares in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law; provided that the Proxy delivered by BACI will not extend to the Voting Trust Shares.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

Each Stockholder hereby represents and warrants to Arrow as follows:

Section 2.1. Authorization; Binding Agreement. The Stockholder is a corporation or other entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. The Stockholder has all legal right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby. This Agreement and the Proxy have been duly and validly authorized, executed and delivered by or on behalf of the Stockholder, and, assuming due authorization, execution and delivery by Arrow, each of them constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 2.2. No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Stockholder and the grant of the Proxy to Arrow do not, and the performance of this Agreement by the Stockholder will not, (i) violate or conflict with the certificate of incorporation, bylaws, articles of organization, partnership agreement, or other equivalent organizational documents of the Stockholder, or (ii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the material property or assets of the Stockholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its material properties is bound or affected. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated by this Agreement.

(b) Other than this Agreement and, with respect to BACI, the Voting Trust Agreement, the Stockholder does not have any understanding in effect with respect to the voting or transfer of any Shares. The Stockholder is not required to make any filing with or notify any Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby pursuant to the requirements of the HSR Act.

Section 2.3. Title to Shares. The Stockholder is the record or beneficial owner of its Shares free and clear of all Liens (other than, with respect to BACI, any Liens that may be deemed to exist as a result of the Voting Trust Agreement). The shares of Common Stock (including options, warrants or other rights to acquire Common Stock) set forth opposite such

Stockholder’s name on the signature page hereto are all the equity securities of the Company owned of record or beneficially by such Stockholder on the date of this Agreement. Except for this Agreement and, with respect to BACI, the Voting Trust Agreement, there are no agreements, written or oral, between such Stockholder and any other person with respect to the voting or the sale, assignment, pledge, encumbrance, transfer, loan or other disposition of such Stockholder’s Shares.

Section 2.4. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, and will be accurate in all respects at all times until the Termination Date.

ARTICLE III.

COVENANTS OF STOCKHOLDERS

Section 3.1. Further Assurances. From time to time and without additional consideration, each Stockholder shall (at the Company’s expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents, waivers and other instruments, and shall (at the Company’s expense) take such further actions, as Arrow may reasonably request for the purpose of giving effect to this Agreement. Each Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

Section 3.2. Legending of Shares. If requested by Arrow, each Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and, other than with respect to the Voting Trust Shares, to the Proxy. Such Stockholder agrees that it will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement. BACI further agrees that it will not request that the Voting Trustee register the transfer (book-entry or otherwise) of any certificate or uncertificated interest in the voting trust relating to the Voting Trust Shares, unless such transfer is made in compliance with this Agreement.

Section 3.3. No Solicitation of Transactions. Each Stockholder, subject to the last sentence of this Section 3.3, agrees that from the date of this Agreement until the Termination Date, neither it nor any of its subsidiaries nor any of the officers and directors of it or its subsidiaries shall, and that it shall cause its and its subsidiaries’ employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its subsidiaries) not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, any Acquisition Proposal, (ii) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, or (iii) approve, adopt or recommend, or propose to approve, adopt or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, reinsurance agreement, option agreement or other agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing. Each Stockholder shall notify Arrow promptly (but in any event within 24 hours) after receipt of any Acquisition Proposal, or any request for nonpublic information relating to the Company or any of its Subsidiaries by any person that informs such Stockholder that it is considering making, or has made, an Acquisition Proposal, or any inquiry from any person seeking to have discussions or negotiations with the Company or such Stockholder relating to a possible Acquisition Proposal. Such notice shall be made orally and confirmed in writing, and shall indicate the identity of the person making the Acquisition Proposal, inquiry or request and the material terms and conditions of any inquiries, proposals or offers (including a copy thereof if in writing and any related documentation or correspondence). Such Stockholder shall also promptly, and in any event within 24 hours, notify Arrow, orally and in writing, if it enters into discussions or negotiations concerning any Acquisition Proposal or provides nonpublic information or data relating to the Company or any of its Subsidiaries to any person and keep Arrow informed of the status and terms of any such proposals, offers, discussions or negotiations on a current basis, including by providing a copy of all material documentation relating thereto. Such Stockholder agrees that (i) it will and will cause its subsidiaries, and its and their officers, directors, agents, representatives and advisors to, cease immediately and terminate any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal, and (ii) it will not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or any of its subsidiaries is a party with respect to any Acquisition Proposal. Such Stockholder agrees that it will promptly inform its and its Subsidiaries’ respective directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 3.3. Notwithstanding the provisions of this Section 3.3, (a) any director, officer, partner or employee of a Stockholder who is also a director or officer of the Company may take any action in his capacity as such (including complying with or exercising his fiduciary duties as a member of the Board of Directors of the Company) and (b) the parties hereto acknowledge that Greenhill & Co., LLC, an affiliate of Greenhill Capital Partners, LLC, the ultimate parent of the Greenhill Stockholders, is acting as financial advisor to the Company in connection with the Merger, and that nothing contained herein shall be deemed to limit its ability to advise the Company and its board of directors, including in respect of any Acquisition Proposal or Superior Proposal, in its capacity as such.

Section 3.4. Disclosure. Each of the Stockholders and Arrow agrees to permit the other parties hereto and the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), and in any press release or other disclosure document in which it reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the SEC, as appropriate, in connection with the Merger and any transactions related thereto, the identity of the Stockholders and Arrow and each Stockholder’s ownership of the Shares, and the nature of the Stockholder’s or Arrow’s, as the case may be, commitments, arrangements and understandings under this Agreement. Each of the Stockholders and Arrow agrees to provide a reasonable opportunity to review such disclosure proposed by the other.

Section 3.5. Public Announcement. Each of the Stockholders, solely in such Stockholder’s capacity as a stockholder of the Company, and Arrow agrees that, except as required by applicable law (including the applicable rules and regulations of the SEC), it will not, directly or indirectly, make any public announcement or issue any notice in respect of this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of the other parties.

Section 3.6. Additional Shares. In the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties, be subject to the provisions of this Agreement and the Proxy, and the number of Shares set forth on the signature page hereto and thereto will be deemed amended accordingly. The Stockholder shall promptly notify Arrow of any such event.

Section 3.7. No Dissenters’ Rights. Each Stockholder, acting solely in its capacity as a stockholder of the Company, hereby consents to and approves the actions taken by the Company’s Board of Directors in approving the Merger Agreement, the Merger and the other transactions contemplated thereby. Each Stockholder hereby waives, and agrees not to exercise or assert, any dissenter’s rights under Section 262 of the DGCL in connection with the Merger.

Section 3.8. Indebtedness. Each Stockholder agrees that it will not create any liens or security interests on its Shares securing current or future margin loans or other obligations in favor of any person which, individually or as part of a group, intends to make or has made a proposal or offer in respect of an Acquisition Proposal.

ARTICLE IV.

GENERAL PROVISIONS

Section 4.1. Payment of Merger Consideration. Arrow hereby agrees that the aggregate Merger Consideration that is due and owing to the Stockholders (or to the Voting Trustee with respect to the Voting Trust Shares) as a result of the Merger will be paid and delivered to the Stockholders (or the Voting Trustee, as applicable) at the time and in accordance with the procedures specified in the Merger Agreement. Arrow understands and acknowledges that the Stockholders are entering into this Agreement in reliance upon the foregoing agreement.

Section 4.2. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by each of the parties hereto.

Section 4.3. Survival of Representations and Warranties. Except as otherwise specified herein, all representations and warranties made by the Stockholders in this Agreement shall survive until the Termination Date. No covenants or agreements of the Stockholders in this Agreement shall survive the Termination Date except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Termination Date.

Section 4.4. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, successors and permitted assigns. Any assignment, delegation or attempted transfer of any rights, interests or obligations under this Agreement by any party without the prior written consent of the others shall be void, provided that Arrow shall be permitted to assign this Agreement to any person to which it is entitled to assign the Merger Agreement without obtaining the consent of any other party, it being understood that no such assignment shall relieve Arrow of its obligations hereunder or thereunder.

Section 4.5. Fees and Expenses. All costs and expenses of counsel incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses (except to the extent that the Company shall reimburse the Stockholders for the reasonable costs and expenses of such counsel).

Section 4.6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, or (ii) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 4.6):

(a) if to Arrow, to:

c/o Delek Group Ltd.

Bet Adar Building

7 Giborei Israel St.

P.O.B. 8464, New Industrial Park

Natanya (South) 42504, Israel

Attention:	General Counsel
Facsimile:	972-9-863-8477

with a copy to:

LeBoeuf, Lamb, Greene & MacRae, LLP

125 West 55th Street

New York, NY 10019

Attention:	Michael Groll
John M. Schwolsky
Telephone:	(212) 424-8000
Facsimile:	(212) 424-8500

(b) If to any Stockholder, to the address set forth on the signature page hereof of such Stockholder.

Section 4.7. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.8. Specific Performance. The parties agree that irreparable damage would occur if any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. The Stockholders agree that, following any breach or threatened breach by any Stockholder of any covenant or obligation contained in this Agreement, Arrow shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach.

Section 4.9. Governing Law; Consent to Jurisdiction and Waiver.

(a) Except to the extent that the laws of the State of Delaware mandatorily apply, this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of law principles thereof.

(b) Each of Arrow and the Stockholders irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns shall be brought and determined in the Supreme Court of the State of New York in New York County or, to the extent permitted by applicable law, in the United States District Court for the Southern District of New York, and each of Arrow and the Stockholders hereby irrevocably and unconditionally submits with respect to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in Section 4.6. Each of Arrow and the Stockholders hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement (i) the defense of sovereign immunity, (ii) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 4.9(b), (iii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iv) to the fullest extent permitted by applicable law that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper and (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 4.10. No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The parties hereto shall not be deemed to have waived any claim available to them arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver is expressly set forth in writing duly executed and delivered on behalf of such party. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.11. Counterparts; Facsimile Signature. This Agreement may be executed by facsimile signature and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.12. Termination. The rights and obligations of the parties under this Agreement shall terminate on the earlier of (i) the date upon which the Merger Agreement is terminated in accordance with its terms or (ii) the Effective Time (the “Termination Date”).

Section 4.13. Capacity of Directors and Officers; Financial Advisor. Each Stockholder is entering into this Agreement solely in its capacity as a holder of Common Stock, and nothing herein shall be construed to limit or otherwise restrict any Stockholder (or its affiliates, employees, officers, partners, representatives or agents who may be directors or officers of the Company or any of its Subsidiaries) in taking or not taking any action in any other capacity including in the Stockholder’s (or any such affiliate’s, employee’s, officer’s, partner’s, representative’s or agent’s) capacity as a director or officer of the Company or any of its Subsidiaries. Nothing contained herein shall limit or affect the Company’s rights in connection with the Merger Agreement. The parties hereto acknowledge that Greenhill & Co., LLC, an affiliate of Greenhill Capital Partners, LLC, the ultimate parent of the Greenhill Stockholders, is acting as financial advisor to the Company in connection with the Merger, and that nothing contained herein shall be deemed to limit its ability to advise the Company and its board of directors, including in respect of any Acquisition Proposal or Superior Proposal, in its capacity as such.

Section 4.14. Stockholders Acting in Several Capacity. All of the respective representations, warranties, covenants and agreements of the Greenhill Stockholders, Brazos and BACI contained herein are several and not joint and none of the Greenhill Stockholders, Brazos and BACI shall have any liability with respect to any breach of any representation, warranty, covenant or agreement of the other.

IN WITNESS WHEREOF, each of the Stockholders and Arrow has executed or has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

ARROW CAPITAL US INC.

By:	/s/ Danny Guttman
Name:	Danny Guttman
Title:	Vice President

By:	/s/ Asaf Bartfeld
Name:	Asaf Bartfeld
Title:	President

GREENHILL CAPITAL PARTNERS, L.P.

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Managing Director

Shares beneficially owned beneficially or of record:

1,743,870 shares of Common Stock

Address for Notices:

300 Park Avenue, 23rd Floor

New York, New York 10022

Attention:    Scott L. Bok

Facsimile:    (212) 389-1700

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention:	T. Richard Giovannelli

Facsimile      (704) 353-3184

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Managing Director

Shares beneficially owned beneficially or of record:

249,186 shares of Common Stock

Address for Notices:

300 Park Avenue, 23rd Floor

New York, New York 10022

Attention:     Scott L. Bok

Facsimile:    (212) 389-1700

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention: T.	Richard Giovannelli

Facsimile     (704) 353-3184

GREENHILL CAPITAL PARTNERS (EXECUTIVE), L.P.

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Managing Director

Shares beneficially owned beneficially or of record:

275,256 shares of Common Stock

Address for Notices:

300 Park Avenue, 23rd Floor

New York, New York 10022

Attention:    Scott L. Bok

Facsimile:    (212) 389-1700

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention: T.	Richard Giovannelli

Facsimile     (704) 353-3184

GREENHILL CAPITAL, L.P.

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Managing Director

Shares beneficially owned beneficially or of record:

551,327 shares of Common Stock

Address for Notices:

300 Park Avenue, 23rd Floor

New York, New York 10022

Attention:    Scott L. Bok

Facsimile:    (212) 389-1700

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention: T.	Richard Giovannelli

Facsimile     (704) 353-3184

BRAZOS EQUITY FUND 2000, L.P.

By:	Brazos Investment Partners,
Its General Partner

By:	/s/ Patrick K. McGee
Name:	Patrick K. McGee
Title:	Authorized Officer

Shares beneficially owned beneficially or of record:

949,795 shares of Common Stock

Address for Notices:

100 Crescent Court, Suite 1777

Dallas, Texas 75201

Attention:     Patrick K. McGee

Facsimile:    (214) 756.6505

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention: T.	Richard Giovannelli

Facsimile     (704) 353-3184

BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.

By:	/s/ Robert H. Sheridan III
Name:	Robert H. Sheridan III
Title:	Partner

Shares beneficially owned beneficially or of record:

1,262,016 shares of Common Stock owned beneficially and of record

1,270,745 shares of Common Stock owned beneficially (which shares have been deposited into a voting trust pursuant to the Voting Trust Agreement)

Address for Notices:

Bank of America Corporate Center

100 North Tryon St., 25th Floor

Charlotte, North Carolina 28255-0001

Attention: Robert	H. Sheridan, III
Facsimile: (704)	386-6432

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

Hearst Tower

214 North Tryon Street, 47th Floor

Charlotte, NC 28202

Attention: T.	Richard Giovannelli

Facsimile     (704) 353-3184

EXHIBIT A

IRREVOCABLE PROXY

The undersigned Stockholder (“Stockholder”) of Republic Companies Group, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints [NAME], [TITLE] of Arrow Capital US Inc., a Delaware corporation (“Arrow”), and any other officer of Arrow as [NAME] may designate, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and consent rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy through and including the Termination Date (as defined in that certain Stockholders Agreement of even date herewith by and among Arrow, Stockholder and other parties thereto (the “Stockholders Agreement”)). The Shares subject to this Proxy as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Stockholders Agreement, and is granted in consideration of Arrow entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), among Arrow, Arrow Subsidiary Corporation, a Delaware corporation (“Merger Sub”), Delek Group Ltd., a corporation organized under the laws of Israel and the Company. The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”).

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote all of the Shares that the undersigned has the power to vote at any meeting of the Stockholders of the Company or any adjournment thereof, and in any action by written consent of the Stockholders of the Company, in each case to the extent that such matter is presented for Stockholder approval: (a) in favor of the Merger and the adoption of the Merger Agreement by the Company and in favor of the other transactions contemplated by the Merger Agreement, (b) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) and (c) in favor of any other matter relating to and necessary for the consummation of the transactions contemplated by the Merger Agreement.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters. Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: [                    ], 2006

By:

Shares owned beneficially or of record:

[            ] shares of Common Stock